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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 19, 1999
                                                -------------------------------


                           REGISTRY MAGIC INCORPORATED
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             (Exact name of registrant as specified in its charter)


         FLORIDA                    0-24283                    65 062 3427
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(State or other jurisdiction    (Commission File              (IRS Employer
    or incorporation)                Number)                Identification No.)


         ONE SOUTH OCEAN BOULEVARD, SUITE 206, BOCA RATON, FLORIDA 33486
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code        (561) 367-0408
                                                   -----------------------------


                                      N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 19, 1999 the Company filed a complaint against Walt Nawrocki, the Company's former director, President and Chief Executive Officer, in the Circuit Court of the 15th Judicial Circuit, in and for Palm Beach County, Florida for breaches of various duties to the Company. The Company is seeking damages in excess of $1,000,000 and injunctive relief against Mr. Nawrocki from selling or transferring any of the 300,000 shares of common stock or 200,000 options to purchase common stock which he currently owns, as well as the return of such securities.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGISTRY MAGIC INCORPORATED

                                       By: /s/ Bruce Carlsmith
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                                           Bruce Carlsmith
                                           Acting Principal Executive Officer

DATED: August 25, 1999





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